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Exhibit 10.11.6     Quaker City Bank Change in Control Agreement Renewal and
                    Extension Acknowledgment between Quaker City Bank and Robert
                    C. Teeling dated July 1, 2000.



                                QUAKER CITY BANK
                          CHANGE IN CONTROL AGREEMENT
                      RENEWAL AND EXTENSION ACKNOWLEDGMENT



Name of Participant:              Robert C. Teeling
                    --------------------------------------------------------



The undersigned participant does hereby acknowledge that, at their regularly scheduled meeting onJune 15, 2000, the Board of Directors of Quaker City Bank acted to renew and extend the Quaker City Bank Change in Control Agreement with the undersigned participant to a full twenty-four (24) month term, until June 30, 2002.


Dated this ___1st___ day of ____July____, A.D., ______2000_______.



                                          QUAKER CITY BANK


/s/ Robert C. Teeling                     By:  /s/ Frederic R. McGill
-------------------------                    --------------------------
Participant                               President